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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 21, 2004

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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                000-30045               38-3518829
(State or other jurisdiction     (Commission           (IRS Employer
      of incorporation)          File Number)        Identification No.)


   2711 E. JEFFERSON AVE.
   DETROIT, MICHIGAN 48207                               (313)-567-4348
    (Address of principal                       (Registrant's telephone number,
     executive offices)                              including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 7.01 REGULATION FD DISCLOSURE


During informational meetings held at the Catuity office in Sydney Australia on Wednesday, October 20, 2004 at 11 am (Tuesday October 19, 2004 9 pm U.S. Eastern Daylight time) and Thursday, October 21, 2004 at 9:30am (Wednesday October 20, 2004 7:30 pm U.S. Eastern Daylight Time.) John Racine, the Company's President and CEO, made a presentation and responded to shareholder questions.

A recording of the meetings, in their entirety, can be found on the Company's website www.Catuity.com beginning Friday, October 22, 2004.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                CATUITY INC.
                                                  (Registrant)


                                     By  /s/ John H. Lowry
                                         ------------------------------------
                                             John H. Lowry
                                             Senior Vice President,
                                             Chief Financial Officer & Secretary
Date: October 21, 2004



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